UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2014

Madison Ventures Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

333-188753
(Commission File Number)

None
 (IRS Employer Identification No.)

Loma de Bernal 3
Loma Dorada C.P. 76060
Queretaro, Queretaro
Mexico
 (Address of principal executive offices)(Zip Code)

+52 (442) 388-2645
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a) On July 11, 2014, Goldman Accounting Services CPA, PLLC (“Goldman Accounting”), notified Madison Ventures Inc., a Nevada corporation (the “Company”), that Goldman Accounting had resigned as the independent registered public accounting firm of the Company effective July 11, 2014.

The reports of Goldman Accounting regarding the Company’s balance sheets as of March 31, 2013 and 2012 and the statements of operations, stockholders’ deficit and cash flows for the years then ended and for the period from September 14, 2009 (inception) through March 31, 2013, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of Goldman Accounting, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

From the period as of, and from, September 14, 2009 (inception) through March 31, 2013, and during the subsequent interim period through the date of resignation, the Company had no disagreement with Goldman Accounting on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Goldman Accounting, would have caused them to make reference thereto in their report on the Company’s financial statements for such period from September 14, 2009 (inception) through March 31, 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Goldman Accounting a copy of the above disclosures and requested Goldman Accounting to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. Goldman Accounting’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On July 11, 2014, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of PLS CPA, A Professional Corp. (“PLS”), the Company’s new independent registered public accountants, which appointment PLS has accepted on July 11, 2014.

During the two most recent fiscal years and the interim period preceding the engagement of PLS, the Company has not consulted with PLS regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by PLS or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Goldman Accounting and therefore did not discuss any past disagreements with PLS.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter dated July 14, 2014 from Goldman Accounting Services CPA, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Ventures Inc.
(Registrant)

Date: July 14, 2014	By:	/s/ Gene Gregorio
	Name:	Gene Gregorio
	Title:	President

EXHIBIT INDEX

Exhibit	Description

16.1	Letter dated July 14, 2014 from Goldman Accounting Services CPA, PLLC